UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDED FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 11, 2002

COMMISSION FILE NO. 0-23823

PIPELINE TECHNOLOGIES, INC.
FKA WALL STREET RACING STABLES, INC.
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(Exact name of registrant as specified in its charter)

                           COLORADO                                             84-1313024
                  --------------------------------                     -----------------------------

           (State or other jurisdiction                                (I.R.S. Employer Identification No.)
         incorporation or organization)

1001 Kings Avenue, Suite 220
Jacksonville, Florida 32207
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(Address of principal executive offices)

904) 346-0170
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(Registrant's telephone number, including area code)

Check whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

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PIPELINE TECHNOLOGIES, INC.

AMENDED FORM 8 - K

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets ...............................................................Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors -............................................................Page 3

Item 7.  Financial Statements and Exhibits - None

Signatures...................................................................................................Page 4

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2001, we filed a current report on Form 8-K announcing the acquisition of Achieve Networks, Inc., of Dallas, Texas. However, as discussed in our Form 10-QSB, filed on March 21, 2002 (the "March 21 10-QSB"), Mark Roberts, a former majority shareholder, president and director of Achieve, filed a lawsuit (the Lawsuit") against Tim Murtaugh and us wherein Mr. Roberts alleged breach of the original contract by of which Achieve was to be acquired. In the Lawsuit, Mr. Roberts also requested the court to rescind the original contract by which Achieve was to be acquired and to return the parties to the status quo prior to the proposed acquisition.

Because of the uncertainty created by the Lawsuit and the fact that the Lawsuit sought rescission of the entire Achieve transaction, we halted the completion of the audit of the acquisition of Achieve and began conducting negotiations with Mr. Roberts toward the full and final resolution of the allegations contained in the Lawsuit. Also as discussed in our March 21 10-QSB. we have now completed the settlement of the Lawsuit, effective as of March 31, 2002.

The general terms of the settlement reached between Mr. Roberts, Mr Murtaugh and us are that Mr. Roberts will immediately file a motion to dismiss the Lawsuit with the court and will seek with all diligence to obtain an order of the court confirming the dismissal of the Lawsuit. Additionally, Mr. Roberts has agreed to continue to serve Pipeline as a consultant, with Mr. Roberts' primary responsibilities including maintenance of our VOIP network and our relationships with independent providers thereof, development of new products for sale by us and all related activities.

Because the Lawsuit has been resolved and the threat of rescission of the Achieve acquisition removed, we are moving forward with completing our audit of the acquired assets and expect to file audited financial statements reflecting such acquisition within 60 days of the date of the filing of this amended Form 8-K.

ITEM 6 RESIGNATION OF DIRECTOR

Edward Kaloust, one of our directors, has resigned from our Board of Directors, effective March 28, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

PIPELINE TECHNOLOGIES, INC.

(Signature) /s/ Tim Murtaugh

Tim Murtaugh
(Title): President and Director
(Date): April 11, 2002

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